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                                                                  EXECUTION COPY

                            SHARE EXCHANGE AGREEMENT

        THIS SHARE EXCHANGE AGREEMENT, dated as of the 3rd day of December, 2001 (the "Agreement"), is by and among Tridon Enterprises Incorporated, a Colorado corporation (the "Company"); Tridon Trust (the "Shareholder"); and Alpha Sky Investment Limited, a British Virgin Island company ("Seller").

                              W I T N E S S E T H:

        WHEREAS, the Seller owns 100% equity interest in Accuhigh Investments Limited, a British Virgin Islands company ("Accuhigh") and Tidy Sum Investments Limited, a British Virgin Islands company ("Tidy") (collectively, the "Immediate Companies") by holding all the issued and outstanding shares of common stock of the Immediate Companies. The Immediate Companies in turn own 100% of the shares of common stock of Alpha Spacecom Company Limited ("Alpha") which has 10,000 authorized and issued shares. Accuhigh directly holds 9,900 shares of Alpha and Tidy holds in trust 100 shares of Alpha, which shares constitute all of the issued and outstanding shares of capital stock of the Immediate Companies (the "Immediate Companies Shares").

        WHEREAS, the Company desires to acquire from the Seller, and the Seller desires to sell to the Company, all of the Immediate Companies Shares in exchange for the issuance by the Company of an aggregate of 900,000,000 shares (the "Company Shares") of the Company's common stock, par value $0.001 per share (the "Company Common Stock") of which 880,000,000 shares are to be issued to the Seller and its designees, and 20,000,000 shares are to be issued to the Seller's financial advisors, on the terms and conditions set forth below;

        WHEREAS, the Company currently has 87,438,053 shares of common stock issued and outstanding. After giving effect to the exchange of shares herein, the issuance of shares to the Company's creditors, advisors, and preferred stockholders, the Company shall have 1,000,000,000 shares issued and outstanding.

        WHEREAS, the Shareholder is a principal shareholder of the Company and will benefit from the transactions contemplated herein,

        NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties and agreements set forth herein, the parties hereto agree as follows:

                                    ARTICLE I

                               EXCHANGE OF SHARES

        1.1 Exchange of Shares. Subject to the terms and conditions of this Agreement, on the Closing Date (as hereinafter defined):

               (a) the Company shall issue and deliver to the Seller and its designees the number of authorized but unissued shares of Company Common Stock set forth opposite Seller's and such designee's names set forth on Schedule I hereto. In lieu of the issuance of shares of

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Company Common Stock, the Company shall deliver 10,000,000 shares of a duly authorized new series of convertible preferred stock (the "Preferred Shares") with terms and provisions acceptable to Seller, it being understood that the Preferred Shares shall bear the same voting rights as the 900,000,000 shares of the Common Stock and the Preferred Shares shall be convertible into an aggregate of 900,000,000 shares of the Company Common Stock at such time as the Article of Incorporation of the Company authorize the issuance of such Company Shares.

               (b) The Seller agrees to deliver to the Company shares of Common Stock of the Immediate Companies along with an appropriately executed stock power endorsed in favor of the Company.

        1.2 Time and Place of Closing. The closing of the transactions contemplated hereby (the "Closing") shall take place at the offices of the Company on December 3, 2001 (the "Closing Date") at 10:00 a.m., or at such other place and date as the Company and the Seller may agree. It is contemplated that the Closing will occur concurrently with the execution of this Agreement.

                                   ARTICLE II

                REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND
                                THE SHAREHOLDERS

        The Company and the Shareholder represent and warrant, jointly and severally, to the Seller that now and/or as of the Closing:

        2.1 Due Organization and Qualification; Subsidiaries; Due Authorization.

               (a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of formation, with full corporate power and authority to own, lease and operate its respective business and properties and to carry on its respective business in the places and in the manner as presently conducted or proposed to be conducted. The Company is in good standing as a foreign corporation in each jurisdiction in which the properties owned, leased or operated, or the business conducted, by it requires such qualification except for any such failure, which when taken together with all other failures, is not likely to have a material adverse effect on the business of the Company and its Subsidiaries taken as a whole.

               (b) Except as set forth on Item 2.1 of the Disclosure Schedule, the Company does not own, directly or indirectly, any capital stock, equity or interest in any corporation, firm, partnership, joint venture or other entity.

               (c) The Company has all requisite corporate power and authority to execute and deliver this Agreement, and to consummate the transactions contemplated hereby and thereby. The Company has taken all corporate action necessary for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and this Agreement constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms, except as may be affected by bankruptcy, insolvency, moratoria or other similar laws affecting the enforcement of creditors' rights



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generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

        2.2 No Conflicts or Defaults. The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby do not and shall not (a) contravene the Certificate of Incorporation or By-laws of the Company or (b) with or without the giving of notice or the passage of time (i) violate, conflict with, or result in a breach of, or a default or loss of rights under, any material covenant, agreement, mortgage, indenture, lease, instrument, permit or license to which the Company is a party or by which the Company is bound, or any judgment, order or decree, or any law, rule or regulation to which the Company is subject, (ii) result in the creation of, or give any party the right to create, any lien, charge, encumbrance or any other right or adverse interest ("Liens") upon any of the assets of the Company,
(iii) terminate or give any party the right to terminate, amend, abandon or refuse to perform, any material agreement, arrangement or commitment to which the Company is a party or by which the Company's assets are bound, or (iv) accelerate or modify, or give any party the right to accelerate or modify, the time within which, or the terms under which, the Company is to perform any duties or obligations or receive any rights or benefits under any material agreement, arrangement or commitment to which it is a party.

        2.3 Capitalization. The authorized capital stock of the Company immediately prior to giving effect to the transactions contemplated hereby consists of one-hundred million (100,000,000) shares of Common Stock par value $0.001 per share, of which 87,438,053 shares are issued and outstanding as of the date hereof; and 20,000,000 shares of $0.001 par value Preferred Stock authorized, of which 35,800 shares of 7% cumulative convertible stock are issued or outstanding, but which will be converted as of or prior to the Closing. All of the outstanding shares of Common Stock are, and the Company Shares when issued in accordance with the terms hereof, will be, duly authorized, validly issued, fully paid and nonassessable, and have not been or, with respect to the Company Shares, will not be issued in violation of any preemptive right of stockholders. The Company Shares are not subject to any preemptive or subscription right. There is no outstanding voting trust agreement or other contract, agreement, arrangement, option, warrant, call, commitment or other right of any character obligating or entitling the Company to issue, sell, redeem or repurchase any of its securities, and there is no outstanding security of any kind convertible into or exchangeable for Common Stock. The Company has not granted registration rights to any person.

        2.4 Financial Statements. Item 2.4 of the Disclosure Schedule contains copies of the unaudited consolidated balance sheets of the Company at October 31, 2001 and the related statements of operations, stockholders' equity and cash flows for the periods then ended, including the notes thereto (all such statements being the "Company Financial Statements"). The Company Financial Statements, together with the notes thereto, have been prepared in accordance with U.S. generally accepted accounting principles applied on a basis consistent throughout all periods presented. Such Statements present fairly the financial position of the Company as of the dates and for the periods indicated. The books of account and other financial records of the Company have been maintained in accordance with good business practices.

        2.5 Further Financial Matters. Except for Item 2.5 of the Disclosure Schedule, the Company does not have any liabilities or obligations, whether secured or unsecured, accrued,



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determined, absolute or contingent, asserted or unasserted or otherwise, which are required to be reflected or reserved in a balance sheet or the notes thereto under generally accepted accounting principles, but which are not reflected in the Company Financial Statements.

        2.6 Taxes. The Company has filed all United States federal, state, county, local and foreign national, provincial and local returns and reports which were required to be filed on or prior to the date hereof in respect of all income, withholding, franchise, payroll, excise, property, sales, use, value-added or other taxes or levies, imposts, duties, license and registration fees, charges, assessments or withholdings of any nature whatsoever (together, "Taxes"), and has paid all Taxes (and any related penalties, fines and interest) which have become due pursuant to such returns or reports or pursuant to any assessment which has become payable, or, to the extent its liability for any Taxes (and any related penalties, fines and interest) has not been fully discharged, the same have been properly reflected as a liability on the books and records of the Company and adequate reserves therefore have been established. All such returns and reports filed on or prior to the date hereof have been properly prepared and are true, correct (and to the extent such returns reflect judgments made by the Company, as the case may be, such judgments were reasonable under the circumstances) and complete in all material respects. No tax return or tax return liability of the Company has been audited or, presently under audit. The Company has not given or been requested to give waivers of any statute of limitations relating to the payment of any Taxes (or any related penalties, fines and interest). Except for Item 2.6 of the Disclosure Schedule, there are no claims pending or, to the knowledge of the Company, threatened, against the Company for past due Taxes. All payments for withholding taxes, unemployment insurance and other amounts required to be paid for periods prior to the date hereof to any governmental authority in respect of employment obligations of the Company, including, without limitation, amounts payable pursuant to the Federal Insurance Contributions Act, have been paid or shall be paid prior to the Closing and have been duly provided for on the books and records of the Company and in the Financial Statements.

        2.7 Indebtedness; Contracts; No Defaults.

               (a) Item 2.7 of the Disclosure Schedule sets forth a true, complete and correct list of all material instruments, agreements, indentures, mortgages, guarantees, notes, commitments, accommodations, letters of credit or other arrangements or understandings, whether written or oral, to which the Company or any Subsidiary is a party.

               (b) Except as disclosed in Item 2.7 of the Disclosure Schedule, neither the Company, any Subsidiary, nor, to the Company's knowledge, any other person or entity is in breach in any material respect of, or in default in any material respect under, any material contract, agreement, arrangement, commitment or plan to which the Company is a party, and no event or action has occurred, is pending or is threatened, which, after the giving of notice, passage of time or otherwise, would constitute or result in such a material breach or material default by the Company or, to the knowledge of the Company, any other person or entity. The Company has not received any notice of default under any contract, agreement, arrangement, commitment or plan to which it is a party, which default has not been cured to the satisfaction of, or duly waived by, the party claiming such default on or before the date hereof.



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        2.8 Real Property. Item 2.8 of the Disclosure Schedule sets forth a true and complete list of all real property owned by, or leased or subleased by or to, the Company.

        2.9 Compliance with Law. The Company is not conducting its respective business or affairs in violation of any applicable federal, state or local law, ordinance, rule, regulation, court or administrative order, decree or process, or any requirement of insurance carriers. The Company has not received any notice of violation or claimed violation of any such law, ordinance, rule, regulation, order, decree, process or requirement.

               (a) The Company is in compliance with all applicable federal, state, local and foreign laws and regulations relating to the protection of the environment and human health. There are no claims, notices, actions, suits, hearings, investigations, inquiries or proceedings pending or, to the knowledge of the Company, threatened against the Company that are based on or related to any environmental matters or the failure to have any required environmental permits, and there are no past or present conditions that the Company has reason to believe are likely to give rise to any material liability or other obligations of the Company or any Subsidiary under any environmental laws.

        2.10 Permits and Licenses. The Company has all certificates of occupancy, rights, permits, certificates, licenses, franchises, approvals and other authorizations as are reasonably necessary to conduct its respective business and to own, lease, use, operate and occupy its assets, at the places and in the manner now conducted and operated, except those the absence of which would not materially adversely affect its respective business. The Company has not received any written or oral notice or claim pertaining to the failure to obtain any material permit, certificate, license, approval or other authorization required by any federal, state or local agency or other regulatory body, the failure of which to obtain would materially and adversely affect its business.

        2.11 Litigation. Except as disclosed in item 2.11 of the Disclosure Schedule, there is no claim, dispute, action, suit, proceeding or investigation pending or, to the knowledge of the Company, threatened, against or affecting the business of the Company, or challenging the validity or propriety of the transactions contemplated by this Agreement, at law or in equity or admiralty or before any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, nor to the knowledge of the Company, has any such claim, dispute, action, suit, proceeding or investigation been pending or threatened, during the 12 month period preceding the date hereof; (b) there is no outstanding judgment, order, writ, ruling, injunction, stipulation or decree of any court, arbitrator or federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, against or materially affecting the business of the Company ; and (c) the Company has not received any written or verbal inquiry from any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality concerning the possible violation of any law, rule or regulation or any matter disclosed in respect of its business.

        2.12 Insurance. The Company does not currently maintain any form of insurance.

        2.13 Articles of Incorporation and By-laws; Minute Books. The copies of the Articles of Incorporation and By-laws (or similar governing documents) of the Company, and all amendments to each are true, correct and complete. The minute books of the Company contains



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true and complete records of all meetings and consents in lieu of meetings of their respective Board of Directors (and any committees thereof), or similar governing bodies, since the time of their respective organization. The stock books of the Company are true, correct and complete.

        2.14 Employee Benefit Plans. The Company does not maintain, nor has the Company maintained in the past, any employee benefit plans ("as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), or any plans, programs, policies, practices, arrangements or contracts (whether group or individual) providing for payments, benefits or reimbursements to employees of the Company, former employees, their beneficiaries and dependents under which such employees, former employees, their beneficiaries and dependents are covered through an employment relationship with the Company, any entity required to be aggregated in a controlled group or affiliated service group with the Company for purposes of ERISA or the Internal Revenue Code of 1986 (the "Code") (including, without limitation, under Section 414(b), (c), (m) or (o) of the Code or Section 401 of ERISA, at any relevant time ("Benefit Plans").

        2.15 Patents; Trademarks and Intellectual Property Rights. The Company does not own or possesses any patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, Internet web site(s) or proprietary rights of any nature.

        2.16 Brokers. Except as set forth on Item 2.16 of the Disclosure Schedule, all negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by the Company directly with the Seller without the intervention of any Person on behalf of the Company in such a manner as to give rise to any valid claim by any Person against any Seller for a finder's fee, brokerage commission or similar payment.

        2.17 Affiliate Transactions. Except as disclosed in Item 2.17 of the Disclosure Schedule neither the Company nor any officer, director or employee of the Company (or any of the relatives or Affiliates of any of the aforementioned Persons) is a party to any agreement, contract, commitment or transaction with the Company or affecting the business of the Company, or has any interest in any property, whether real, personal or mixed, or tangible or intangible, used in or necessary to the Company which will subject the Seller to any liability or obligation from and after the Closing Date.

        2.18 Trading. The Company Common Stock is currently listed for trading on the OTC Bulletin Board, and the Company has received no notice that its Common Stock is subject to being delisted therefrom.

        2.19 Compliance. The Company and its shareholders, have complied with all applicable foreign, federal and state laws, rules and regulations, including, without limitation, the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the Securities Act of 1933, as amended, is current in its filings.

        2.20 Filings. None of the filings made by the Company under the Securities Act or the Exchange act make any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.



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                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

        The Seller represents and warrants to the Company that now and/or as of the Closing:

        3.1 Due Organization and Qualification; Subsidiaries; Due Authorization.

               (a) The Immediate Companies and each Subsidiary of the Immediate Companies are corporations duly incorporated, validly existing and in good standing under the laws of their jurisdiction of formation, with full corporate power and authority to own, lease and operate its respective business and properties and to carry on its respective business in the places and in the manner as presently conducted or proposed to be conducted. The Immediate Companies and their Subsidiaries are in good standing as a foreign corporation in each jurisdiction in which the properties owned, leased or operated, or the business conducted, by it requires such qualification except for any such failure, which when taken together with all other failures, is not likely to have a material adverse effect on the business of the Immediate Companies and their Subsidiaries taken as a whole.

               (b) The Immediate Companies do not own, directly or indirectly, any capital stock, equity or interest in any corporation, firm, partnership, joint venture or other entity, other than those (each, a "Subsidiary" and together, the "Subsidiaries") set forth in Item 3.1 of the Disclosure Schedule. Except as set forth in Item 3.1 of the Disclosure Schedule, each Subsidiary is wholly owned by the Immediate Companies, all the outstanding shares of capital stock of each Subsidiary are owned free and clear of all liens, there is no contract, agreement, arrangement, option, warrant, call, commitment or other right of any character obligating or entitling any Subsidiary to issue, sell, redeem or repurchase any of its securities, and there is no outstanding security of any kind convertible into or exchangeable for securities of any Subsidiary.

               (c) Each of the Immediate Companies and the Seller has all requisite power and authority to execute and deliver this Agreement, and to consummate the transactions contemplated hereby and thereby. Each of the Immediate Companies and the Seller has taken all corporate action necessary for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and this Agreement constitutes the valid and binding obligation of each of the Immediate Companies and the Seller, enforceable against each of the Immediate Companies and the Seller in accordance with its respective terms, except as may be affected by bankruptcy, insolvency, moratoria or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

        3.2 No Conflicts or Defaults. The execution and delivery of this Agreement by the Seller and the consummation of the transactions contemplated hereby do not and shall not (a) contravene the governing documents of the Immediate Companies, or (b) with or without the giving of notice or the passage of time, (i) violate, conflict with, or result in a breach of, or a default or loss of rights under, any material covenant, agreement, mortgage, indenture, lease, instrument, permit or license to which the Immediate Companies, any of the Subsidiaries or its



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Seller is a party or by which the Immediate Companies, any of the Subsidiaries or its Seller or any of their respective assets are bound, or any judgment, order or decree, or any law, rule or regulation to which the Immediate Companies, any of the Subsidiaries or its Seller or any of their respective assets are subject, (ii) result in the creation of, or give any party the right to create, any lien upon any of the assets of the Immediate Companies or any of the Subsidiaries, (iii) terminate or give any party the right to terminate, amend, abandon or refuse to perform, any material agreement, arrangement or commitment to which the Immediate Companies or any of the Subsidiaries is a party or by which the Immediate Companies or any of the Subsidiaries or any of their respective assets are bound, or (iv) accelerate or modify, or give any party the right to accelerate or modify, the time within which, or the terms under which the Immediate Companies, or any of the Subsidiaries is to perform any duties or obligations or receive any rights or benefits under any material agreement, arrangement or commitment to which it is a party.

        3.3 Capitalization. The authorized capital stock of each of the Immediate Companies consists of 10,000 shares of Common Stock, par value US$1.00 per share of which 1share of Common Stock is issued and outstanding. Set forth in Item 3.3 of the Disclosure Schedule is a list of all stockholders of the Immediate Companies, setting forth their names, addresses and number of shares owned. All of the outstanding shares of the Immediate Companies Common Stock are, and the Immediate Companies Shares when transferred in accordance with the terms hereof, will be, duly authorized, validly issued, fully paid and nonassessable, and have not been or, with respect to the Immediate Companies Shares, will not be transferred in violation of any rights of third parties. The Immediate Companies Shares are not subject to any preemptive or subscription right, any voting trust agreement or other contract, agreement, arrangement, option, warrant, call, commitment or other right of any character obligating or entitling the Immediate Companies to issue, sell, redeem or repurchase any of its securities, and there is no outstanding security of any kind convertible into or exchangeable for Common Stock.

        3.4 Financial Statements. The Seller has provided to the Company copies of the consolidated balance sheets of the Immediate Companies at December 31, 2000 and the related statements of operations, stockholders' equity and cash flows for the period then ended, including the notes thereto, as audited by Horwath Hong Kong CPA Limited, certified public accountants, (all such statements being the "the Immediate Companies Financial Statements"). The Financial Statements, together with the notes thereto, have been prepared in accordance with generally accepted accounting principles applied on a basis consistent throughout all periods presented, subject to audit adjustments, which are not expected to be material. Such statements present fairly the financial position of the Immediate Companies as of the dates and for the periods indicated. The books of account and other financial records of the Immediate Companies have been maintained in accordance with good business practices.

        3.5 Further Financial Matters. Except as set forth in Item 3.5 of the Disclosure Schedule, neither the Immediate Companies nor any of the Subsidiaries has any material liabilities or obligations, whether secured or unsecured, accrued, determined, absolute or contingent, asserted or unasserted or otherwise, which are required to be reflected or reserved in a balance sheet or the notes thereto under generally accepted accounting principles, but which are not reflected in the Financial Statements.



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        3.6 Taxes. Except as indicated in Item 3.6 of the Disclosure Schedule, each of the Immediate Companies and the Subsidiaries has filed all returns and reports which were required to be filed on or prior to the date hereof, and has paid all Taxes (and any related penalties, fines and interest) which have become due pursuant to such returns or reports or pursuant to any assessment which has become payable, or, to the extent its liability for any Taxes (and any related penalties, fines and interest) has not been fully discharged, the same have been properly reflected as a liability on the books and records of the Immediate Companies and adequate reserves therefore have been established. All such returns and reports filed on or prior to the date hereof have been properly prepared and are true, correct (and to the extent such returns reflect judgments made by the Immediate Companies or a Subsidiary, as the case may be, such judgments were reasonable under the circumstances) and complete in all material respects. Except as indicated in 3.6 of the Disclosure Schedule, no extension for the filing of any such return or report is currently in effect. Except as indicated in Item 3.6 of the Disclosure Schedule, no tax return or tax return liability of the Immediate Companies or any Subsidiary has been audited or, presently under audit. All taxes and any penalties, fines and interest which have been asserted to be payable as a result of any audits have been paid. Except as indicated in Item 3.6 of the Disclosure Schedule, neither the Immediate Companies nor any Subsidiary has given or been requested to give waivers of any statute of limitations relating to the payment of any Taxes (or any related penalties, fines and interest). There are no claims pending or, to the knowledge of the Immediate Companies for past due Taxes. Except as indicated in Item 3.6 of the Disclosure Statement, all payments for withholding taxes, unemployment insurance and other amounts required to be paid for periods prior to the date hereof to any governmental authority in respect of employment obligations of the Immediate Companies and each Subsidiary, have been paid or shall be paid prior to the Closing and have been duly provided for on the books and records of the Immediate Companies and in the Immediate Companies Financial Statements.

        3.7 Indebtedness; Contracts; No Defaults.

               (a) Item 3.7 of the Disclosure Schedule sets forth a true, complete and correct list of all material instruments, agreements, indentures, mortgages, guarantees, notes, commitments, accommodations, letters of credit or other arrangements or understandings, whether written or oral, to which the Immediate Companies or any Subsidiary is a party (collectively, the " the Immediate Companies Operating Agreements"). An agreement shall not be considered material for the purposes of this Section 3.7(a) if it provides for expenditures or receipts of less than US $100,000 and has been entered into by the Immediate Companies or a Subsidiary in the ordinary course of business. The Immediate Companies Operating Agreements constitute all of the contracts, agreements, understandings and arrangements required for the operation of the business of telecommunication services or which have a material effect thereon. Copies of all such material written the Immediate Companies Operating Agreements have previously been delivered or otherwise made available to the Company and such copies are true, complete and correct as of the date hereof.

               (b) Except as disclosed in Item 3.7 of the Disclosure Schedule, neither the Immediate Companies, any Subsidiary, nor, to the Immediate Companies' knowledge, any other person or entity is in breach in any material respect of, or in default in any material respect under, any material contract, agreement, arrangement, commitment or plan to which the Immediate Companies or any Subsidiary is a party, and no event or action has occurred, is pending or is threatened, which, after the giving of notice, passage of time or otherwise, would constitute or result in such a material breach or material default by the Immediate Companies or any Subsidiary or, to the knowledge of the Immediate Companies, any other person or entity. Neither the Immediate Companies nor any Subsidiary has received any notice of default under any contract, agreement, arrangement, commitment or plan to which it is a party, which default has not been cured to the satisfaction of, or duly waived by, the party claiming such default on or before the date hereof.

        3.8 Compliance with Law.

               (a) Except as set forth in Item 3.8 of the Disclosure Schedule, neither the Immediate Companies nor any Subsidiary is conducting its respective business or affairs in material violation of any applicable federal, state or local law, ordinance, rule, regulation, court or administrative order, decree or process, or any requirement of insurance carriers. Neither the Immediate Companies nor any Subsidiary has received any notice of violation or claimed violation of any such law, ordinance, rule, regulation, order, decree, process or requirement.

               (b) Each of the Immediate Companies and the Subsidiaries is in compliance in all material respects with all applicable federal, state, local and foreign laws and regulations relating to the protection of the environment and human health. There are no claims, notices, actions, suits, hearings, investigations, inquiries or proceedings pending or, to the knowledge of, the Immediate Companies threatened against the Immediate Companies or any of the Subsidiaries that are based on or related to any environmental matters or the failure to have any required environmental permits, and there are no past or present conditions that the Immediate Companies has reason to believe are likely to give rise to any material liability or other obligations of the Immediate Companies or any Subsidiary under any environmental laws.

        3.9 No Adverse Changes. Except as set forth in Item 3.9 of the Disclosure Schedule, since inception, there has not been (a) any material adverse change in the business, prospects, the financial or other condition, or the respective assets or liabilities of the Immediate Companies and the Subsidiaries as reflected in the Immediate Companies Financial Statements, (b) any material loss sustained by the Immediate Companies or any Subsidiary, including, but not limited to any loss on account of theft, fire, flood, explosion, accident or other calamity, whether or not insured, which has materially and adversely interfered, or may materially and adversely interfere, with the operation of the Immediate Companies' or any Subsidiary's business, or
(c) to the best knowledge of the Immediate Companies, any event, condition or state of facts, including, without limitation, the enactment, adoption or promulgation of any law, rule or regulation, the occurrence of which materially and adversely does or would affect the results of operations or the business or financial condition of the Immediate Companies or any Subsidiary; it being understood and acknowledged that the Immediate Companies has been substantially reducing its operations for some time.

        3.10 Litigation.

               (a) Except as set forth in Item 3.10 of the Disclosure Schedule, there is no claim, dispute, action, suit, proceeding or investigation pending or, to the knowledge of the Immediate Companies, threatened, against or affecting the business of the Immediate Companies or any Subsidiary, or challenging the validity or propriety of the transactions contemplated by this Agreement, at law or in equity or admiralty or before any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, nor to the knowledge of the Immediate Companies, has any such claim, dispute, action, suit, proceeding or investigation been pending or threatened, during the 12 month period preceding the date hereof;

               (b) there is no outstanding judgment, order, writ, ruling, injunction, stipulation or decree of any court, arbitrator or federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, against or materially affecting the business of the Immediate Companies or any Subsidiary; and

               (c) neither the Immediate Companies nor any Subsidiary has received any written or verbal inquiry from any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality concerning the possible violation of any law, rule or regulation or any matter disclosed in respect of its business.

        3.11 Patents; Trademarks and Intellectual Property Rights. Each of the Immediate Companies and the Subsidiaries owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, internet web site(s) proprietary rights and processes necessary for its business as now conducted without any conflict with or infringement of the rights of others. There are no outstanding options, licenses or agreements of any kind relating to the foregoing, and neither the Immediate Companies nor any Subsidiary is bound by, or a party to, any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity.

        3.12 Brokers. Except as set forth on Item 3.12 of the Disclosure Schedule, all negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by the Immediate Companies directly with the Seller without the intervention of any Person on behalf of the Seller in such a manner as to give rise to any valid claim by any Person against the Seller for a finder's fee, brokerage commission or similar payment.

        3.13 Purchase for Investment.

               (a) The Seller is acquiring the Company Shares for investment for the Seller's own account and not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and the Seller has no present intention of selling, granting any participation in, or otherwise distributing the same. The Seller further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Company Shares.

               (b) The Seller understands that the Company Shares are not registered under the Act on the ground that the sale and the issuance of securities hereunder is exempt from registration under the Act pursuant to
Section 4(2) thereof, and that the Company's reliance on such exemption is predicated on the Seller's representations set forth herein. The Seller is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the Act.

        3.14 Investment Experience. The Seller acknowledges that it can bear the economic risk of its investment, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in the Company Shares.

        3.15 Information. The Seller has carefully reviewed such information as the Seller deemed necessary to evaluate an investment in the Company Shares. To the full satisfaction of the Seller, it has been furnished all materials that it has requested relating to the Company and the issuance of the Company Shares hereunder, and the Seller has been afforded the opportunity to ask questions of representatives of the Company to obtain any information necessary to verify the accuracy of any representations or information made or given to the Seller. Notwithstanding the foregoing, nothing herein shall derogate from or otherwise modify the representations and warranties of the Company set forth in this Agreement, on which the Seller has relied in making an exchange of the Immediate Companies Shares for the Company Shares.

        3.16 Restricted Securities. The Seller understands that the Company Shares may not be sold, transferred, or otherwise disposed of without registration under the Act or an exemption there from, and that in the absence of an effective registration statement covering the Company Shares or any available exemption from registration under the Act, the Company Shares must be held indefinitely. The Seller is aware that the Company Shares may not be sold pursuant to Rule 144 promulgated under the Act unless all of the conditions of that Rule are met. Among the conditions for use of Rule 144 may be the availability of current information to the public about the Company.

                                   ARTICLE IV

                                 INDEMNIFICATION

        4.1 Indemnity of the Company and the Shareholder. The Company and the Shareholder agree to jointly and severally defend, indemnify and hold harmless the Seller from and against, and to reimburse the Seller with respect to, all liabilities, losses, costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, asserted against or incurred by the Seller by reason of, arising out of, or in connection with any material breach of any representation or warranty contained in this Agreement made by the Company or the Shareholder or in any document or certificate delivered by the Company or the Shareholder pursuant to the provisions of this Agreement or in connection with the transactions contemplated thereby.

        4.2 Indemnity of the Seller. The Seller agrees to defend, indemnify and hold harmless the Company from and against, and to reimburse the Company with respect to, all liabilities, losses, costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, asserted against or incurred by the Seller by reason of, arising out of, or in connection with any material breach of any representation or warranty contained in this Agreement and made by the Seller or in any document or certificate delivered by the Seller pursuant to the provisions of this Agreement or in connection with the transactions contemplated thereby.

        4.3 Indemnification Procedure. A party (an "Indemnified Party") seeking indemnification shall give prompt notice to the other party (the "Indemnifying Party") of any claim for indemnification arising under this Article 4. The Indemnifying Party shall have the right to assume and to control the defense of any such claim with counsel reasonably acceptable to such Indemnified Party, at the Indemnifying Party's own cost and expense, including the cost and expense of reasonable attorneys' fees and disbursements in connection with such defense, in which event the Indemnifying Party shall not be obligated to pay the fees and disbursements of separate counsel for such in such action. In the event, however, that such Indemnified Party's legal counsel shall determine that defenses may be available to such Indemnified Party that are different from or in addition to those available to the Indemnifying Party, in that there could reasonably be expected to be a conflict of interest if such Indemnifying Party and the Indemnified Party have common counsel in any such proceeding, or if the Indemnified Party has not assumed the defense of the action or proceedings, then such Indemnifying Party may employ separate counsel to represent or defend such Indemnified Party, and the Indemnifying Party shall pay the reasonable fees and disbursements of counsel for such Indemnified Party. No settlement of any such claim or payment in connection with any such settlement shall be made without the prior consent of the Indemnifying Party which consent shall not be unreasonably withheld.

                                    ARTICLE V

                                   DELIVERIES

        5.1 Items to be delivered to the Seller prior to or at Closing by the Company.

               (a) articles of incorporation and amendments thereto, bylaws and amendments thereto, certificate of good standing in the Company's state of incorporation;

               (b) all applicable schedules hereto;

               (c) all minutes and resolutions of board of director and shareholder meetings in possession of the Company;

               (d) shareholder list;

               (e) all financial statements and tax returns in possession of the Company;

               (f) copies of all SEC filings;

               (g) resolution from the Company's current directors appointing designees of the Seller to the Company's Board of Directors;

               (h) letters of resignation from the Company's current officers and directors to be effective upon Closing and after the appointments described in this section;

               (i) certificates representing 900,000,000 shares of the Company's $0.001 par value common stock (or certificates representing the Preferred Shares) issued in the denominations as set forth opposite their respective names on Schedule I to this Agreement, duly authorized, validly issued, fully paid for and non-assessable;

               (j) copies of board, and if applicable, shareholder resolutions approving this transaction and authorizing the issuances of the shares hereto;

               (k) any other document reasonably requested by the Immediate Companies that it deems necessary for the consummation of this transaction.

        5.2 Items to be delivered to the Company prior to or at Closing by the Immediate Companies or the Seller.

               (a) all applicable schedules hereto;

               (b) resolutions from the Seller's current directors appointing designees of the Immediate Companies to the Company's Board of Directors;

               (c) certificates representing 100% of the Immediate Companies' common stock as set forth opposite their respective names on Schedule I to this Agreement, duly authorized, validly issued, fully paid for and non-assessable;

               (d) any other document reasonably requested by the Company that it deems necessary for the consummation of this transaction.

                                   ARTICLE VI

                              CONDITIONS PRECEDENT

        6.1 Conditions Precedent to Closing. The obligations of the Parties under this Agreement shall be and are subject to fulfillment, prior to or at the Closing, of each of the following conditions:

               (a) That each of the representations and warranties of the Parties contained herein shall be true and correct at the time of the Closing date as if such representations and warranties were made at such time; and

               (b) That the Parties shall have performed or complied with all agreements, terms and conditions required by this Agreement to be performed or complied with by them prior to or at the time of the Closing.

        6.2 Conditions to Obligations of the Seller. The obligations of the Seller shall be subject to fulfillment prior to or at the Closing, of each of the following conditions:

               (a) The Shareholder shall have paid all of the costs and expenses of the Company and themselves associated with the acquisition of the Immediate Companies Shares by the Company;

               (b) As of the Closing, the Company shall have no assets and no liabilities whatsoever, contingent or otherwise, and all of the convertible debentures and shares of Preferred Stock shall have been converted into shares of the Company's Common Stock or shall have been cancelled;

               (c) The Company shall have entered into a registration rights agreement with the Seller and the Financial Consultants (as hereinafter defined), in the form attached as Exhibit 6.2(c) (the "Registration Rights Agreement");

               (d) The shares of the Company's Common Stock shall be trading on the OTC Bulletin Board and no notice of delisting therefrom has been received.

               (e) The Company shall have complied with the provisions of Rule 14f-1 of the Exchange Act, if necessary.

               (f) The Company shall have taken all steps necessary to increase the authorized shares of Common Stock to be able to consummate the transactions contemplated herein.


                                   ARTICLE VII

                                   TERMINATION

        7.1 Termination. This Agreement may be terminated at any time before or, at Closing, by:

               (a) The mutual agreement of the Parties; or

               (b) Any party if:

                      (i) Any provision of this Agreement applicable to a party shall be materially untrue or fail to be accomplished;

                      (ii) Any legal proceeding shall have been instituted or shall be imminently threatening to delay, restrain or prevent the consummation of this Agreement;

                      (iii) The conditions precedent to the Closing have not been satisfied as of December 3, 2001.

               (c) Upon termination of this Agreement for any reason, in accordance with the terms and conditions set forth in this paragraph, each said party shall bear all costs and expenses as each party has incurred.



                                  ARTICLE VIII

                                  MISCELLANEOUS

        8.1 Survival of Representations, Warranties and Agreements. All representations and warranties and statements made by a party to in this Agreement or in any document or certificate delivered pursuant hereto shall survive the Closing Date for so long as the applicable statute of limitations shall remain open. Each of the parties hereto is executing and carrying out the provisions of this agreement in reliance upon the representations, warranties and covenants and agreements contained in this agreement or at the closing of the transactions herein provided for and not upon any investigation which it might have made or any representations, warranty, agreement, promise or information, written or oral, made by the other party or any other person other than as specifically set forth herein.

        8.2 Access to Books and Records. During the course of this transaction through Closing, each party agrees to make available for inspection all corporate books, records and assets, and otherwise afford to each other and their respective representatives, reasonable access to all documentation and other information concerning the business, financial and legal conditions of each other for the purpose of conducting a due diligence investigation thereof. Such due diligence investigation shall be for the purpose of satisfying each party as to the business, financial and legal condition of each other for the purpose of determining the desirability of consummating the proposed transaction. The Parties further agree to keep confidential and not use for their own benefit, except in accordance with this Agreement any information or documentation obtained in connection with any such investigation.

        8.3 Further Assurances. If, at any time after the Closing, the parties shall consider or be advised that any further deeds, assignments or assurances in law or that any other things are necessary, desirable or proper to complete the merger in accordance with the terms of this agreement or to vest, perfect or confirm, of record or otherwise, the title to any property or rights of the parties hereto, the Parties agree that their proper officers and directors shall execute and deliver all such proper deeds, assignments and assurances in law and do all things necessary, desirable or proper to vest, perfect or confirm title to such property or rights and otherwise to carry out the purpose of this Agreement, and that the proper officers and directors the parties are fully authorized to take any and all such action.

        8.4 Notice. All communications, notices, requests, consents or demands given or required under this Agreement shall be in writing and shall be deemed to have been duly given when delivered to, or received by prepaid registered or certified mail or recognized overnight courier addressed to, or upon receipt of a facsimile sent to, the party for whom intended, as follows, or to such other address or facsimile number as may be furnished by such party by notice in the manner provided herein:

               If to the Company and the Shareholder:

               Tridon Enterprises, Incorporated
               Maple Plaza
               345 N. Maple Drive, Suite 281
               Beverly Hills, CA 90210

               If to the Seller:

               At the address of the Seller set forth
               on Schedule 1 hereto.

        8.5 Entire Agreement. This Agreement, the Disclosure Schedule and any instruments and agreements to be executed pursuant to this Agreement, sets forth the entire understanding of the parties hereto with respect to its subject matter, merges and supersedes all prior and contemporaneous understandings with respect to its subject matter and may not be waived or modified, in whole or in part, except by a writing signed by each of the parties hereto. No waiver of any provision of this Agreement in any instance shall be deemed to be a waiver of the same or any other provision in any other instance. Failure of any party to enforce any provision of this Agreement shall not be construed as a waiver of its rights under such provision.

        8.6 Successors and Assigns. This Agreement shall be binding upon, enforceable against and inure to the benefit of, the parties hereto and their respective heirs, administrators, executors, personal representatives, successors and assigns, and nothing herein is intended to confer any right, remedy or benefit upon any other person. This Agreement may not be assigned by any party hereto except with the prior written consent of the other parties, which consent shall not be unreasonably withheld.

        8.7 Governing Law. This Agreement shall in all respects be governed by and construed in accordance with the laws of the State of California are applicable to agreements made and fully to be performed in such state, without giving effect to conflicts of law principles.

        8.8 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        8.9 Construction. Headings contained in this Agreement are for convenience only and shall not be used in the interpretation of this Agreement. References herein to Articles, Sections and Exhibits are to the articles, sections and exhibits, respectively, of this Agreement. The Disclosure Schedule is hereby incorporated herein by reference and made a part of this Agreement. As used herein, the singular includes the plural, and the masculine, feminine and neuter gender each includes the others where the context so indicates.

        8.10 Severability. If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, this Agreement shall be interpreted and enforceable as if such provision were severed or limited, but only to the extent necessary to render such provision and this Agreement enforceable.

        IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date first set forth above.

                                            THE COMPANY:

                                            TRIDON ENTERPRISES, INC.

                                            By:
                                                --------------------------------
                                            Name:
                                            Title:

                                            SELLER:

                                            ALPHA SKY INVESTMENT LIMITED

                                            By:
                                                --------------------------------
                                            Name:
                                            Title:


                                            ------------------------------------
                                            Name:



                                            SHAREHOLDER:


                                            TRIDON TRUST

                                            By:
                                                --------------------------------
                                            Name: Trustee

                                   SCHEDULE I

Seller's and Designee's Name and Address

Alpha Sky Investment Limited


Room 1305, 13/F,
Progress Commercial Building,
7-17 Irving Street,
Causeway Bay,
Hong Kong

The following Companies are the designees as nominated by Alpha Sky Investment Limited to hold the Company's Shares. Their correspondence addresses are as follows:

Room 1305, 13/F,
Progress Commercial Building,
7-17 Irving Street,
Causeway Bay,
Hong Kong

Project Connect Limited                                                          10,000,000

Bonus Link Limited                                                               20,000,000

Sino Advantage Limited                                                           20,000,000

Sino Gateway Limited                                                             30,000,000

Sparkle Success Limited                                                          40,000,000

Choice Rich Investments Limited                                                  50,000,000

Success Day Investments Limited                                                  90,000,000

Glory Asset Investments Limited                                                 100,000,000

Alpha Sky Investment Limited                                                    511,200,000

Choice Impact Finance Limited                                                     8,800,000


The following Company is the designee as nominated by Alpha Sky Investment Limited to hold the Company's Shares. The correspondence address is as follows:

Orient Financial Services Limited                                                20,000,000


2/F., Kam Chung Commercial Building
19-21 Hennessy Road,
Wanchai,
Hong Kong

               TRIDON ENTERPRISES INCORPORATED DISCLOSURE SCHEDULE



Item 2.1 -- None.

Item 2.4 -- Financial Statements are attached hereto as an exhibit.

Item 2.5 -- None.

Item 2.7 -- None.

Item 2.8 -- None.

Item 2.11 -- None.

Item 2.16 -- None.

Item 2.17 -- None.

ALPHA SPACECOM COMPANY LIMITED

                               DISCLOSURE SCHEDULE

3.1 Due Organization and Qualification; Subsidiaries, Due Authorization

The only Subsidiary is Alpha Spacecom Company Limited.

3.3 Capitalization

The only shareholder of the Immediate Companies is Alpha Sky Investment Limited which owns one share in each of the Intermediate Companies.

Accuhigh and Tidy Sum are incorporated in the British Virgin Islands and is wholly owned by Alpha Sky Investment Limited. The authorized capital of Accuhigh and Tidy Sum is US$10,000 divided into 10,000 shares. The issued share for both companies is 1 share, per par of US$1.00 per share.

Alpha Spacecom is incorporated in Hong Kong and has the issued share capital of HK$10,000 divided into 10,000 shares of HK$1.00 each. Accuhigh owns 9,900 shares of Alpha and Tidy Sum holds 100 shares Alpha in trust for Accuhigh.

The registered office of Accuhigh and Tidy Sum is PO Box 957, Offshore Incorporations Centre, Road Town, British Virgen Islands. Their correspondence address is Room 1305, Progress Commercial Building, 7-17 Irving Street, Causeway Bay, Hong Kong.

3.5 Further Financial Matters

No other material liabilities or obligations exist.

3.6 Taxes

No recorded tax liabilities existed.

3.7 Indebtedness; Contracts; No Defaults

Signed Memoranda by Alpha Spacecom with the following parties.

1. Lockheed Martin Commercial Space Systems dated 10 December, 1999

2. Friendly Islands Satellite Communications Limited (Tongasat) dated 17 March, 1999

3. China Communication Broadcasting Satellite Company (Chinasat) dated January 2001

3.8 Compliance with Law

a. There is no material violation of any applicable law.

3.9 No Adverse Changes

No adverse changes in business, prospects, the financial or other condition.

3.10 Litigation

None.

3.12 Brokers

None.

                                 EXHIBIT 6.2(c)

                          REGISTRATION RIGHTS AGREEMENT

        THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") dated as of December 3, 2001 is made and entered into by and between Tridon Enterprises Incorporated, a Colorado corporation (the "Company"), and the persons listed on the signature page hereto (the "Shareholders") with reference to the following:

        A. In order to induce Alpha Sky Investment Limited ("Alpha") to enter into the Share Exchange Agreement (as defined below) and to consummate the transactions contemplated thereby, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the closing under the Share Exchange Agreement (the "Closing").

               The parties to this Agreement, intending to be legally bound hereby, agree as follows:

               1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

               "Affiliate" has the meaning ascribed to that term in Rule 12b-2 of the General Rules and Regulations promulgated under the Exchange Act.

               "Common Stock" means the common stock, par value $0.001 per share, of the Company.

               "Demand Registration" has the meaning ascribed to that term in
Section 3.1.

               "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               "Holder" means the Shareholders and their Affiliates.

               "Person" means an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

               "Piggyback Registration" has the meaning ascribed to that term in
Section 3.2.

               "Prospectus" means the Prospectus included in any Registration Statement, as amended or supplemented by any Prospectus supplement and by all other amendments, and supplements to such Prospectus, including post-effective amendments, and all information incorporated by reference in such Prospectus.

"Registrable Securities" means any shares of Common Stock acquired by the Shareholders by virtue of the Share Exchange Agreement, including pursuant to the conversion of any shares of Preferred Stock issued thereunder, or any stock split or combination, stock dividend or similar event in respect of any of such shares; provided, however, that shares of

Common Stock that are Registrable Securities shall cease to be Registrable Securities upon the sale thereof pursuant to an effective Registration Statement or pursuant to Rule 144 (or successor rule) under the Securities Act; and provided, further that shares of Common Stock that are Registrable Securities shall continue to be Registrable Securities upon their transfer in a private transaction exempt from the registration requirements of the Securities Act to a person who is already a party to this Agreement (or an affiliate of any party to this Agreement) or a transfer of Registrable Securities in accordance with
Section 11 to a party who becomes a party to this Agreement by agreeing in writing to be bound by the terms of this Agreement, such agreement to be in form and substance reasonably satisfactory to the Company.

               "Registration Expenses" means all registration and filing fees, fees with respect to filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD"), fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of one counsel for the underwriters or sellers of Registrable Securities in connection with blue sky qualifications of the Registrable Securities under the laws of such jurisdictions as the managing underwriters or holders of a majority of the Registrable Securities being sold may reasonably designate), printing expenses and distribution expenses associated with the preparation and distribution of any Registration Statement, any Prospectus, and amendments or supplements thereto, all fees and expenses associated with the listing of any Registrable Securities on any securities exchange or exchanges, and fees and disbursements of counsel for the Company and its independent certified public accountants, out-of-pocket expenses of underwriters customarily paid by the issuer to the extent provided for in any underwriting agreement (but specifically excluding any Selling Expenses).

               "Registration Statement" means any Registration Statement of the Company filed under the Securities Act (including pursuant to Rule 415 thereunder), including the Prospectus forming a part thereof, amendments and supplements to such Registration Statement, including post-effective amendments, and all exhibits to and all information incorporated by reference in such Registration Statement.

               "SEC" means the Securities and Exchange Commission.

               "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations thereunder, all as the same shall be in effect at the time.

               "Selling Expenses" means, with respect to the Holder, all underwriting discounts, selling commissions and stock transfer or documentary stamp taxes, if any, applicable to any Registrable Securities registered and sold by the Holder, and all fees and disbursements of any counsel for the Holder (other than any counsel fees expressly constituting a Registration Expense as defined in this Agreement).

               "Share Exchange Agreement" means the Share Exchange Agreement dated as of December 3, 2001, entered into among the Company, Tridon Trust and Alpha.

               "Underwritten Offering" means an offering registered under the Securities Act in which securities are sold to an underwriter, whether on a "firm commitment", "best efforts" or other basis, for reoffering or resale to the public.

               2. Securities Subject to this Agreement. The only securities entitled to the benefits of this Agreement are the Registrable Securities.

               3. Registration of Registrable Securities.

               3.1 Intentionally Deleted.

               3.2 Piggyback Registration.

               (a) Right to Include Registrable Securities. If the Company at any time proposes to register the offering and sale of shares of Common Stock under the Securities Act by registration on any form other than Forms S-4 or S-8 (or any successor forms thereto) whether or not for sale for its own account, it shall each such time give prompt written notice ("Piggyback Notice") to the Holders of its intention to do so and of the Holders' rights under this Section
3.2. Upon the written request of the Holders received by the Company within 30 days after the giving of any Piggyback Notice (which request shall specify the Registrable Securities intended to be disposed of by the Holders and the intended method of such disposition), the Company shall use all reasonable efforts to include in such registration ("Piggyback Registration") all Registrable Securities that the Holders have so requested be included in such Piggyback Registration to permit the disposition by the Holders of such Registrable Securities; provided that (i) if such registration involves an underwritten public offering, the Holders must sell Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company; and (ii) if, at any time after giving notice of its intention to register any securities pursuant to this Section 3.2(a) and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company shall give written notice to the Holders and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not its obligation to pay Registration Expenses pursuant to Section 7). No registration effected under this Section 3.2 shall relieve the Company of its obligations to effect registrations upon request under Section 3.1.

               (b) Priority in Piggyback Registrations. If a Piggyback Registration is an Underwritten Offering and the managing underwriter thereof advises the Company in writing that, in its opinion, the number of shares of Registrable Securities requested or proposed to be included in such offering exceeds the number that can be sold in such offering without materially affecting the offering price of any such securities, the Company shall include in such registration (1) first, if such registration is initiated by the Company or the Demand Holder proposing to register any of its Common Stock or Registrable Securities, such Common Stock or Registrable Securities proposed to be sold by the Company or the Demand Holder; and (2) second, to the extent that such Registrable Securities and other securities may be included in such registration without materially affecting the offering price of the securities referred to in clause (1), in the opinion of such managing underwriter, the Registrable Securities requested by the Holders (other than the Demand Holder) to be included in such Piggyback Registration pursuant to Section 3.2

(a) and any other securities of the Company held by persons having rights to participate in such Piggyback Registration that are non-preferential to the Holders pro rata among all such holders on the basis of the total number of Registrable Securities and other securities, requested by each such holder to be included therein.

               4. Other Agreements.

               (a) During the term of this Agreement, the Holders shall if requested by the managing underwriter or underwriters in an Underwritten Offering and provided the Company is then in compliance with the terms of this Agreement, agree not to effect any public sale or distribution of securities of the Company of the same class as the securities included in such Registration Statement, including a sale pursuant to Rule 144 under the Securities Act, except as part of such underwritten registration, during the 7-day period prior to, and during a period of up to 120 days beginning on, the closing date of each Underwritten Offering made pursuant to such Registration Statement, to the extent timely notified in writing by the Company or the managing underwriter or underwriters.

               5. Registration Procedures.

               In connection with the Company's obligations under Section 3, the Company shall use its best efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Company shall as expeditiously as practicable:

               (a) prepare and file with the SEC under the Securities Act a Registration Statement with respect to such Registrable Securities which shall state that the Registrable Securities are covered thereby, and use its best efforts to cause such Registration Statement to become effective and to remain effective; provided, however, that the Company may discontinue any registration of Registrable Securities being effected pursuant to Section 3.2 at any time before the effective date of the Registration Statement relating thereto;

               (b) prepare and file with the SEC such amendments and supplements, if any, to such Registration Statement and the Prospectus used in connection therewith as may be necessary to (1) keep such Registration Statement effective until the earlier of (a) 180 days after the effectiveness thereof or
(b) the completion of the distribution under such Registration Statement, and
(2) comply with the provisions of the Securities Act applicable to it with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement;

               (c) furnish to the Holders and each underwriter (if any) such number of copies of such Registration Statement (including exhibits), each amendment and supplement thereto, the Prospectus included in such Registration Statement or filed with the SEC (including each preliminary Prospectus), and each amendment and supplement thereto as the Holder and underwriter may reasonably request to facilitate the disposition of the Registrable Securities owned by the Holder and covered by such Registration Statement;

               (d) use its best efforts to (1) register or qualify such Registrable Securities under the securities or "blue sky" laws of such jurisdictions as the Holder or the managing underwriter (if any) may reasonably request; (2) keep such registrations or qualifications in effect for so long as such Registration Statement is in effect; and (3) take any and all other reasonable actions that may be necessary or appropriate to enable the Holders or other securities of the Company covered by such Registration Statement and each underwriter (if any) to consummate the disposition in such jurisdictions of the relevant Registrable Securities and other securities of the Company; provided, however, that the Company shall not be required to (a) qualify generally to transact business as a foreign corporation in any jurisdiction where it would not otherwise be required to qualify but for the requirements of this Section 5,
(b) subject itself to taxation in any such jurisdiction; or (c) consent to general service of process in any jurisdiction;

               (e) (1) at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, notify the Holders when it becomes aware of the occurrence of any event as a result of which the Prospectus (as then amended or supplemented) contains any untrue statement of a material fact or omits any fact necessary to make the statements therein, in the light of circumstances under which they were made, not misleading; and (2) at the request of the Holders, as promptly as practicable thereafter, prepare in sufficient quantities and furnish to the Holders and each underwriter (if any) a reasonable number of copies of a Prospectus supplemented or amended so that, as thereafter delivered to the offerees or purchasers of such Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state any fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading;

               (f) use its best efforts to cause all such Registrable Securities covered by such Registration Statement to be listed or approved for trading on any securities exchange or inter-dealer quotation system, if any, on which similar securities of the Company are then listed or approved for trading, if the listing of such Registrable Securities is then permitted under the rules of such exchange or inter-dealer quotation system;

               (g) enter into and perform its obligations under customary agreements relating to the registration, including an underwriting agreement in customary form;

               (h) subject to the execution of confidentiality agreements customary for transactions of this type, in form and substance satisfactory to the Company, (1) make reasonably available for inspection by the Holders, any underwriter (if any) and any legal counsel, accountant or other agent retained by the Holders or any underwriter, all financial and other records, relevant corporate documents, and properties of the Company, (2) cause the Company's directors, officers, employees, counsel and independent public accountants to supply all information reasonably requested by, and to respond to inquiries from, the Holders or any such underwriter, legal counsel, attorney, accountant or agent in connection with such Registration Statement, in each instance to the extent that such information is reasonably necessary in the opinion of such person to conduct a reasonable investigation within the meaning of the Securities Act, and (3) give such person a reasonable opportunity to participate in the preparation of the Registration Statement and any amendment thereto;

               (i) with respect to Underwritten Offerings, use its best efforts to obtain an appropriate opinion from counsel for the Company and a "cold comfort" letter from then Company's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions of counsel and cold comfort letters in similar registrations;

               (j) promptly notify the Holders and each managing underwriter (if any) and, upon request by any such person, confirm such advice in writing, (1) when such Registration Statement, the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to such Registration Statement or any post-effective amendment thereto, when the same has become effective, (2) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceeding for such purpose, or (3) of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of such Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose; and

               (k) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of such Registration Statement or any post-effective amendment thereto.

               The Company may require the Holders to furnish to the Company such information regarding the distribution of such securities as the Company may from time to time reasonably request in writing; provided, however, that such information shall be used by the Company only to the extent necessary for, and in connection with, such registration.

               The Holders agree that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(e)(1) hereof, the Holders shall forthwith discontinue disposition of such Registrable Securities until the Holders' receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(e)(2), or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, the Holders shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in the Holders' possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the time periods regarding the maintenance of the Registration Statement in Section 5(b) shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 5(e)(1) to and including the date when the Holders shall have received the copies of the supplemented or amended Prospectus contemplated by Section 5(e)(2) or the Advice.

               6. Withdrawal.

               (a) If any Holder disapproves of the terms of any offering, the sole remedy of such Holder shall be, in its discretion, to withdraw such Holder's Registrable Securities and other securities of the Company therefrom by giving written notice to the Company and any managing underwriter (if any). The Holder's Registrable Securities and other securities of the Company so withdrawn from the offering also shall be withdrawn from registration. If the Holder withdraws all Registrable Securities from the offering, the Company may withdraw the registration, and if such registration was commenced pursuant to a Demand Request, such registration shall nevertheless be counted as a Demand Registration effected hereunder; provided, however, that such registration shall not be so counted if (a) the withdrawal was based on the Company's failure to comply in any material respect with its obligations hereunder, or (b) the price at which the Registrable Securities may be sold pursuant to the Demand Registration is not acceptable to the Holder.

               (b) If as a result of the priority provisions of Sections 3.1(d) and 3.2(b), any Holder is not entitled to include all of the Holder's Registrable Securities in a registration that the Holder has requested to be included, then after the delivery to the Holder of notice thereof from the Company, the Holder may elect to withdraw his request to include the Holder's Registrable Securities in such registration ("Withdrawal Election"); provided, however, that a Withdrawal Election shall be irrevocable and, after making a Withdrawal Election, the Holder shall no longer have any right to include the Holder's Registrable Securities in the registration as to which such Withdrawal Election was made.

               7. Expenses of Registration. All Registration Expenses incurred in connection with any registration of Registrable Securities held by the Demand Holders in accordance with Section 3.1 shall be borne by the Demand Holder. All Registration Expenses incurred in connection with any registration of securities initiated by the Company in accordance with Section 3.2 shall be borne by the Company. All other Registration Expenses incurred other than the foregoing (including in connection with any Piggyback Registration exercised with respect to a Demand Registration) shall be borne pro rata by holders of the respective securities being registered. All Selling Expenses relating to Registrable Shares registered on behalf of any person shall be borne by such person.

               8. Indemnification.

               (a) Indemnification by the Company. The Company shall indemnify and hold harmless, with respect to any Registration Statement filed by it, to the fullest extent permitted by law, each Holder, its officers, directors, employees, agents and general or limited partners, and each other person, if any, who controls the Holder within the meaning of the Securities Act (collectively, "Holder Indemnified Parties") against all losses, claims, damages, liabilities and expenses, joint or several, (including reasonable fees of counsel and any amounts paid in settlement effected with the Company's consent, which consent shall not be unreasonably withheld) to which any such Holder Indemnified Party may become subject under the Securities Act, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) are caused by (1) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement in which such Registrable Securities were included as contemplated hereby or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (2) any untrue statement or alleged untrue statement of a material fact contained in any, preliminary, final or summary Prospectus, together with the documents incorporated by reference therein (as amended or supplemented if the Company shall have filed with the SEC any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (3) any violation by the Company of any federal or state law, rule or regulation applicable to the Company relating to action of or inaction by the Company in connection with any such registration; and in each such case, the Company shall reimburse each such Holder Indemnified Party for any reasonable legal or any other expenses incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability, expense, action or proceeding; provided, however, that the Company shall not be liable to any such Holder Indemnified Party in any such case to the extent that any such loss, claim, damage, liability or expense (or action or proceeding, whether commenced or threatened, in respect thereof) arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or amendment thereof or supplement thereto or in any such preliminary, final or summary Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of any such Holder Indemnified Party relating to such Holder Indemnified Party expressly for use in the preparation thereof, and provided, further, that the Company shall not be liable to any such Holder Indemnified Party with respect to any preliminary Prospectus to the extent that any such loss, claim, damage, liability or expense of such Holder Indemnified Party results from the fact that such Holder Indemnified Party sold Registrable Securities to a person to whom there was not sent or given, at or before the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) or of the Prospectus as then amended or supplemented (excluding documents incorporated by reference) if the Company has, prior to the confirmation or completion of such sale, furnished copies thereof to such Holder Indemnified Party in compliance with Section 5 and the loss, claim, damage, liability or expense of such Holder Indemnified Party results from an untrue statement or omission of a material fact contained in such preliminary Prospectus which was corrected in the Prospectus (or the Prospectus as amended or supplemented). Such indemnity and reimbursement of expenses obligations shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder Indemnified Parties and shall survive the transfer of such securities by such holder.

               (b) Indemnification by the Holders. The Holder of Registrable Securities participating in any registration hereunder shall severally and not jointly indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees and agents, and each person who controls the Company (within the meaning of the Securities Act) (collectively, "Company Indemnified Parties") against all losses, claims, damages, liabilities and expenses, joint or several (including reasonable fees of counsel and any amounts paid in settlement effected with such holder's consent, which consent shall not be unreasonably withheld) to which any Company Indemnified Party may become subject under the Securities Act, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) are caused by (1) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement in which the Holder's Registrable Securities were included or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (2) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary Prospectus, together with the documents incorporated by reference therein (as amended or supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading to the extent, but only to the extent, in the cases described in clauses (1) and (2), that such untrue statement or omission is contained in any information furnished in writing by the Holder to the Company expressly for use in the preparation thereof, provided, however, that the aggregate amount which the Holder shall be required to pay pursuant to this Section 8(b) shall be limited to the dollar amount of proceeds received - less expenses associated with the sale of Registrable Securities and other securities of the Company by the Holder upon the sale of the Registrable Securities and other securities of the Company - pursuant to the Registration Statement giving rise to such claim. Such indemnity obligation shall remain in full force and effect regardless of any investigation made by or on behalf of the Company Indemnified Parties (except as provided above) and shall survive the transfer of such securities by the Holder.

               (c) Conduct of Indemnification Proceedings. Promptly after receipt by an indemnified party under Section 8(a) or 8(b) of written notice of commencement of any action, suit, proceeding, investigation or threat thereof made in writing with respect to which a claim for indemnification may be made pursuant to this Section 8, such indemnified party shall, if a claim in respect thereto is to be made against an indemnifying party, give written notice to the indemnifying party of the threat or commencement thereof; provided, however, that the failure to so notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. If any such claim or action referred to under Section 8(a) or 8(b) is brought against any indemnified party and it then notifies the indemnifying party of the threat or commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. After notice from the indemnifying party to such indemnified party of its election so to assume the defense of any such claim or action, the indemnifying party shall not be liable to such indemnified party under this Section 8 for any legal expenses of counsel or any other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation unless (i) the indemnifying party has failed to assume the defense of such claim or action or to employ counsel reasonably satisfactory to such indemnified party or (ii) in the reasonable judgment of any indemnified party a conflict of interest is likely to exist, based on the written opinion of counsel, between such indemnified party and the indemnifying party or any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay reasonable fees and expenses of such additional counsel. The indemnifying party shall not be required to indemnify the indemnified party with respect to any amounts paid in settlement of any action, proceeding or investigation entered into without the written consent of the indemnifying party, which consent shall not be unreasonably withheld. No indemnifying party shall consent to the entry of any judgment or enter into any settlement without the consent of the indemnified party unless
(1) such judgment or settlement does not impose any obligation or liability upon the indemnified party other than the execution, delivery or approval thereof, and (2) such judgment or settlement includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a full release and discharge from all liability in respect of such claim for all persons that may be entitled to or obligated to provide indemnification or contribution under this Section 8.

               (d) Contribution. If the indemnification provided for in this
Section 8 is unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b), then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) referred to in Section 8(a) or 8(b) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other in connection with the statements, omissions, actions or inactions which resulted in such losses, claims, damages, liabilities or expenses. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party, any action or inaction by any such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement, omission, action or inaction. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) pursuant to this Section 8(d) shall be deemed to include any reasonable legal or other expenses incurred by such indemnified party in connection with investigating or defending any such action or claim (which shall be limited as provided in Section 8(c) if the indemnifying party has assumed the defense of any such action in accordance with the provisions thereof) which is the subject of this Section 8(d). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Promptly after receipt by an indemnified party under this Section 8(d) of written notice of the commencement of any action, suit, proceeding, investigation or threat thereof made in writing with respect to which a claim for contribution may be made against an indemnifying party under this Section 8(d), such indemnified party shall, if a claim for contribution in respect thereto is to be made against an indemnifying party, give written notice to the indemnifying party in writing of the commencement thereof (if the notice specified in Section 8(c) has not been given with respect to such action); provided, however, that the failure to so notify the indemnifying party shall not relieve it from any obligation to provide contribution which it may have to any indemnified party under this Section 8(d) except to the extent that the indemnifying party is actually prejudiced by the failure to give notice. Notwithstanding anything in this Section 8(d) to the contrary, the Holder shall not be required pursuant to this Section 8(d) to contribute any amount which exceeds the dollar amount of the proceeds received - less expenses associated with the sale of Registrable Securities and other securities of the Company - by the Holder from the sale of Registrable Securities and other securities of the Company in the offering to which the losses, claims, damages, liabilities or expenses of the indemnified parties relate.

               The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.

               If indemnification is available under this Section 8, the indemnifying parties shall indemnify each indemnified party to the fullest extent provided in Sections 8(a) and 8(b), without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 8(d). The provisions of this Section 8(d)
shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract, shall remain in full force and effect regardless of any investigation made by or on behalf of any indemnified party, and shall survive the transfer of securities by any such party.

               (e) Indemnification and Contribution of Underwriters. In connection with any Underwritten Offering contemplated by this Agreement which includes Registrable Securities, the Company and the Holder shall agree to customary provisions for indemnification and contribution (consistent with the other provisions of this Section 8) in respect of losses, claims, damages, liabilities and expenses of the underwriters of such offering.

               9. Current Public Information. With a view to making available the benefits of certain rules and regulations of the SEC which may permit the sale of Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

               (a) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act after the Company becomes subject to the reporting requirements of such act; and

               (b) furnish to each Holder, during the term of this Agreement, forthwith upon request (i) if true, a written statement by the Company that it has complied with the current public information and reporting requirements of Rule 144 under the Securities Act and the Exchange Act to which it is subject and (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company.

               10. Participation in Underwritten Registrations. In the case of any underwritten registration under Section 3.1, or in the case of a registration under Section 3.2, if the Company determines to enter into an underwriting agreement in connection therewith, (1) all shares of Registrable Securities or other Securities of the Company to be included in such registration shall be subject to such underwriting agreement, which shall be in customary form (including representations and warranties of the Holders solely with respect to the identity of the Holders, the shares to be sold and the intended form of disposition), and (2) no person may participate in any such registration unless such person (a) agrees to sell such person's securities on the basis provided in such underwriting arrangement and (b) completes and executes all questionnaires, powers-of-attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

               11. Transfer of Registration Rights. The rights to cause the Company to register Registrable Securities of the Holders and keep information available granted to the Holders by the Company hereunder may be assigned by any Holder (i) to any partner or shareholder of the Holder or (ii) to other transferees or assignees; provided, that the Company is given written notice by the Holder at any time of or within a reasonable time after said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being assigned and the transferee or assignee agrees in writing to be bound by the terms of this Agreement, such agreement to be in form and substance reasonably satisfactory to the Company.

               12. Nominees for Beneficial Owners. If Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the holder of such Registrable Securities for purposes of (i) any action by holders of Registrable Securities pursuant to this Agreement and (ii) any determination of number of Registrable Securities held by any holders of Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require reasonable assurances of such beneficial owner's ownership of such Registrable Securities.

               13. Representations and Warranties. The Company represents and warrants to the other parties as follows:

               (a) The execution, delivery and performance of the Agreement have been duly authorized by the Company.

               (b) This Agreement constitutes a valid and binding obligation of the Company enforceable in accordance with the terms, except as enforceability thereof may be limited by applicable bankruptcy, insolvency or similar laws affecting creditor's rights and by general principles of equity.

               (c) The execution, delivery and performance by the Company of this Agreement do not and will not require the authorization, consent, permit or approval of, or declaration to or filing with, any court, regulatory or public body or governmental authority not already obtained or made, or result in the creation of any lien, security interest, change or encumbrance upon the capital stock of the Company.

               14. Miscellaneous.

               (a) Amendments and Waivers. Except as otherwise provided herein, no alteration, modification, amendment, change or waiver of any provision of this Agreement shall be effective or binding on any party hereto unless the same is in writing and is executed by the Company and the Holders representing at least 50% of the Registrable Securities then remaining; provided, however, that with respect to a particular Registration Statement filed pursuant to Section 3, a waiver or consent to departure from the provisions of this Agreement regarding only such Registration Statement and the offering covered thereby may be given by the Holder, except that no such waiver or consent shall operate to affect adversely the rights hereunder of any other holder of Registrable Securities.

               (b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or courier guaranteeing overnight delivery:

               (i) if to the Holder as set forth on the signature page hereto or, at the most current address given by such holder to the Company; and

               (ii)   if to the Company:

                      Room 1305, 13/F
                      Progress Commercial Building
                      7-17 Irving Street
                      Causeway Bay, Hong Kong
                      Attention:  President
                      Fax: 8260-8388-0752

               All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and on the next business day if timely delivered to a courier guaranteeing overnight delivery.

               (c) Term. This Agreement shall terminate and cease to be of any further force or effect on the fifth anniversary of the date of this Agreement; provided, however, that the indemnification and contribution rights and obligations shall not terminate and shall continue forever; and provided, further, that with respect to any particular party to this Agreement, this Agreement shall terminate and cease to be of any further force or effect on the first date which that party ceases to hold any Registrable Securities.

               (d) Successors and Assigns. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, permitted assigns, heirs, executors and administrators of the parties hereto, provided that any such successors, permitted assign, heirs, executors and administrators shall have agreed in writing to be bound by the terms and conditions of this Agreement.

               (e) Remedies. Each party hereto acknowledges that in the event of any breach of this Agreement by such party, the other parties hereto (1) would be irreparably and immediately harmed by such breach, (2) could not be made whole by monetary damages, and (3) shall be entitled to temporary and permanent injunctions (or their functional equivalents) to prevent any such breach and/or to compel specific performance with this Agreement, in addition to all other remedies to which such parties may be entitled at law or in equity.

               (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

               (g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to agreements made and to be performed in California without regard to principles of conflicts of laws.

               (h) Severability. Each provision of this Agreement shall be considered severable, and if for any reason any provision that is not essential to the effectuation of the basic purposes of the Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable under existing or future applicable law, such invalidity shall not impair the operation of or affect those provisions of this Agreement that are valid. In that case, this Agreement shall be construed so as to limit any term or provision so as to make it enforceable or valid within the requirements of any applicable law, and in the event such term or provision cannot be so limited, this Agreement shall be construed to omit such invalid or unenforceable provisions.

               (i) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no representations, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company hereby. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter and cannot be changed or terminated orally.

               (j) Construction. As used in this Agreement, unless the context otherwise requires (i) references to "Sections" are to sections of this Agreement, (ii) "hereof', "herein", "hereunder" and comparable terms refer to this Agreement in its entirety and not to any particular part of this Agreement,
(iii) the singular includes the plural and the masculine, feminine and neutral gender includes the other, (iv) "including" or "Includes" shall be deemed to be followed by the phrase "without limitation", and (v) headings of the various Sections and subsections are for convenience of reference only and shall not be given any effect for purposes of interpreting this Agreement.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

               This Agreement is executed and delivered by the parties hereto to be effective as of the date first above written.



                                      TRIDON ENTERPRISES, INC.

                                      By: /s/
                                         ---------------------------------------
                                         Name:
                                         Its:  President



                                      Holders:


                                      Project Connect Limited


                                      By: /s/
                                          --------------------------------------


                                      Bonus Link Limited


                                      By: /s/
                                          --------------------------------------


                                      Sino Advantage Limited


                                      By: /s/
                                          --------------------------------------



                                      Sino Gateway Limited


                                      By: /s/
                                          --------------------------------------


                                      Sparkle Success Limited


                                      By: /s/
                                          --------------------------------------

                                      Choice Rich Investments Limited


                                      By: /s/
                                          --------------------------------------



                                      Glory Asset Investments Limited


                                      By: /s/
                                          --------------------------------------



                                      Success Day Investments Limited


                                      By: /s/
                                          --------------------------------------



                                      Alpha Sky Investment Limited


                                      By: /s/
                                          --------------------------------------



                                      Orient Financial Services Limited


                                      By: /s/
                                          --------------------------------------



                                      Choice Impact Finance Limited


                                      By: /s/
                                          --------------------------------------